UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2012

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	000-28402	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2012, Aradigm Corporation (the “Company”) convened its Annual Meeting of Shareholders (the “Meeting”). Four proposals were presented and voted on and the results for the four proposals were reported at the Meeting. Set forth below are the results reported at the Meeting for proposals 1, 2, 3 and 4.

Proposal 1 – Re-election of Frank H. Barker, Igor Gonda, Tamar D. Howson, John M. Siebert and Virgil D. Thompson as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

All of the following five nominees for directors were re-elected to hold offices until the next annual meeting of shareholders and until their successors are elected:

Nominee	For	Against	Abstain	Non-votes
Frank H. Barker	103,511,604	917,853	16,652	36,145,833
Igor Gonda	103,368,761	1,049,368	27,980	36,145,833
Tamar D. Howson	103,503,964	925,243	16,902	36,145,833
John M. Siebert	103,327,167	1,102,290	16,652	36,145,833
Virgil D. Thompson	102,004,502	2,425,627	15,980	36,145,833

Proposal 2 – Approval of an amendment to Aradigm’s 2005 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 4,000,000 shares.

For:	102,003,799
Against:	2,364,630
Abstain:	77,680
Non-votes:	36,145,833

Proposal 2 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 2 therefore passed.

Proposal 3 – Approval of an amendment to Aradigm’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock by 84,000,000.

For:	135,656,112
Against:	4,822,773
Abstain:	113,057
Non-votes:	0

Proposal 3 received “For” votes from the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Meeting. Proposal 3 therefore passed.

Proposal 4 – Ratification of the selection of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For:	139,815,312
Against:	592,006
Abstain:	184,624
Non-votes:	0

Proposal 4 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 4 therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: May 29, 2012	By:	/s/ Nancy Pecota
Name: Nancy Pecota
Title: Vice President, Finance and Chief Financial Officer

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